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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported): May 30, 2001


            CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of May 1, 2001, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2001-11, Mortgage Pass-Through Certificates, Series 2001-11).


                                  CWMBS, INC.
        ---------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                   333-51332                 95-4596514
 --------------------------    ----------------       ---------------------
(State of Other Jurisdiction      (Commission           (I.R.S. Employer
      of Incorporation)          File Number)          Identification No.)



            4500 Park Granada
            Calabasas, California                           91302
      -------------------------------                  --------------
          (Address of Principal                          (Zip Code)
            Executive Offices)


       Registrant's telephone number, including area code (818) 225-3240


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Item 5.       Other Events.
----          ------------

Filing of Computational Materials
---------------------------------

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 2001-11, UBS Warburg LLC ("UBS"), as one of the Underwriters of the Underwritten Certificates, has prepared certain materials (the "UBS Computational Materials") for distribution to its potential investors. Also, in connection with the offering of the Mortgage Pass-Through Certificates, Series 2001-11, J.P. Morgan Securities Inc. ("J.P. Morgan") has prepared certain materials (the "J.P. Morgan Computational Materials") for distribution to its potential investors. Although the Company provided UBS and J.P. Morgan with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the UBS Computational Materials or the J.P. Morgan Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The UBS Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated May 30, 2001. The J.P. Morgan Computational Materials, listed as
Exhibit 99.2 hereto, are filed on Form SE dated May 30, 2001.



________
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated January 10, 2001 and the prospectus supplement dated May 24, 2001, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2001-11.

Item 7.       Financial Statements, Pro Forma Financial
              -----------------------------------------
              Information and Exhibits.
              ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1   UBS Computational Materials filed on Form SE dated May 30, 2001

     99.2   J.P. Morgan Computational Materials filed on Form SE dated May 30,
            2001

                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CWMBS, INC.




                                            By: / s / Celia Coulter
                                               -------------------------
                                            Celia Coulter
                                            Vice President


Dated: May 30, 2001


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                                 Exhibit Index
                                 -------------



Exhibit                                                                   Page
-------                                                                   ----

99.1  UBS Computational Materials filed on Form SE dated May 30, 2001.       6
99.2  J.P. Morgan Computational Materials filed on Form SE dated
      May 30, 2001.                                                          7

                                 EXHIBIT 99.1
                                 ------------

       UBS Computational Materials filed on Form SE dated May 30, 2001.

                                 EXHIBIT 99.2
                                 ------------

     J.P. Morgan Computational Materials filed on Form SE dated May 30, 2001.